EXHIBIT 10.2

PRIVATE STOCK PURCHASE AGREEMENT

This PRIVATE STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of October 2, 2015, by and between Future Continental Limited (“Future”), Discover Future Limited (“Discover”), Global Future Development Limited (“Development”) (collectively, the “Sellers”), and the all the shareholders of Global Modern Enterprise Limited, a Hong Kong entity listed on the signature page to this Agreement (the “Purchasers”). The Sellers and the Purchasers shall be referred to herein as “Party” or “Parties.”

W I T N E S S E T H:

WHEREAS, the Purchasers shall be purchasing from the Sellers 21,280,000 restricted shares (the “Shares”) of the common stock (“Common Stock”) of Global Future City Holding Inc. (the “Issuer” or “FTCY”) in exchange for the Purchase Price (as defined below);

WHEREAS, GMEL is the owner of 4,000,000 E-Gold coins (“EGD”), a digital currency that currently trades on the EGD Market in jurisdictions outside of the United States and a former wholly-owned subsidiary of Issuer;

WHEREAS, on February 10, 2015, the Issuer filed a Request for No-Action Relief (the “No-Action Letter”) with the SEC to obtain clarification that the SEC would not recommend enforcement action against the Issuer regarding sale of EGD in the United States which the SEC has not commented on to date;

WHEREAS, as a result of FTCY’s inability to confirm the legality of selling the EGD in the United States and its desire to operate a digital security-based retail loyalty program in the United States, on October 2, 2015, FTCY sold all of its shares in the Company the Purchasers which now will transfer 100% of the shares in Global Modern Enterprise Limited to Sellers as set forth below; and

WHEREAS, it is intended that the transfer of the Shares be consummated in accordance with the requirements of Sections 4(1) of the Securities Act of 1933, as amended (“1933 Act”).

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

PURCHASE AND SALE OF SHARES

1.1    Purchase of Shares. The Sellers hereby sells and deliver to the Purchasers, and the Purchasers agree to purchase from the Sellers the Shares in consideration for payment in cash equal to $600,000 USD and 100% of the ownership interests of Global Modern Enterprise Limited (collectively, the “Purchase Price”) as set forth on Schedule 1 hereto, payable on or prior to Closing Date (as defined in Section 1.2).

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1.2    Closing. The Purchasers shall purchase the Shares for the Purchase Price. The closing of the purchase and sale of the Shares (the “Closing”) will occur pursuant to the terms of Article 4 set forth herein as promptly as practicable after the date hereof or as soon thereafter is practicable at a place and time mutually agreed by the Parties in writing (the “Closing Date”). The delivery of the Shares will occur on the Delivery Date.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.1    The Purchasers represent and warrant to the Sellers, severally not jointly, that:

a.    Accredited Purchaser. The Purchasers represents that each is an “Accredited Investor” as defined in Regulation D under the 1933 Act. The Purchasers are purchasing the Shares for their own account and not with a view toward resale in connection with the public sale or distribution thereof; provided, however, that by making the representations herein, the Purchasers do not agree to hold any of the Shares for any minimum or other specific term and reserve the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and applicable state securities laws.

b.    Reliance on Exemptions. The Purchasers understand that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Sellers are relying upon the truth and accuracy of, and each Purchasers’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchasers set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchasers to acquire the Shares.

c.    Governmental Review. The Purchasers understand that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

d.    Authorization; Enforcement. This Agreement has been duly and validly authorized by the Purchasers. This Agreement has been duly executed and delivered on behalf of the Purchasers, and this Agreement constitutes a valid and binding agreement of the Purchasers enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

2.2   The Sellers represent and warrant to the Purchaser, severally not jointly, that:

a.    Authorization; Enforcement. (i) The Sellers have all requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to sell the Shares, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Sellers and the consummation by them of the transaction contemplated hereby (including without limitation, the sale of the Shares to the Purchasers) have been duly authorized by the Sellers and no further consent or authorization of the Sellers or their members is required, (iii) this Agreement has been duly executed and delivered by the Sellers, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Sellers enforceable against the Sellers in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

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b.    Title. The Sellers have full right, title and interest in and to the Shares, free and clear of all liens, pledges, restrictions and encumbrances of any kind. No other party has any voting rights, beneficial ownership or any other ownership interest or claim of any kind in or to the Shares.  In addition, the Sellers have full right, title and interest in and to the 4,000,000 EGD, free and clear of all liens, pledges, restrictions and encumbrances of any kind and hereby transfer said right, title and interest in the EGD to Purchasers as a result of the transfer of the Shares as provided herein.

c. Ownership of the Shares. The Sellers have the sole and unrestricted right to sell and/or transfer the Shares as contemplated herein. Upon transfer to the Purchasers, the Purchasers will have good and unencumbered title to the Shares, free and clear of all liens, claims and encumbrances. The Shares have not been sold, transferred, assigned, exchanged, pledged, hypothecated or encumbered in any way. The Sellers makes this representation and warranty after diligent inquiry. The Sellers has complied in all respects with all securities and other applicable laws in relation with the purchase, holding and transfer of the Shares as contemplated herein. No violation of securities and other applicable laws occurred in connection with the acquisition, issuance, or holding of the Shares.

d.    Legend; Securities not Registered Under the Securities Act of 1933. As of the date of this Agreement, the Shares have not been registered under the Securities Act of 1933 (the “Act”). Therefore, each of the securities bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO: (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

e.    No Other Sales of Shares. The Sellers are not seeking to invest in equity securities issued by the Issuer. The Sellers are not currently trying to sell or market any debt instrument or equity securities in the Issuer other than the Shares or shares held for Sellers’ own accounts.

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f.    Material Non-Public Information. The Sellers are not in possession of any material non-public information regarding claims against or the ongoing business operations, risks, or business prospects of the Issuer.

g.    Own Account; Use of Proceeds. The Sellers are acting exclusively for their own account and not in concert with any other person in connection with the transactions contemplated hereby. The Sellers do not intend to, and will not, directly or indirectly, use the proceeds received pursuant to this Agreement for the purpose of investing in the Issuer.

 h.    No General Solicitation. The Shares were originally issued as a result of a pre-existing business relationship between the Issuer and the Sellers and not the result of any advertising or general solicitations.

ARTICLE 3

COVENANTS

3.1    Best Efforts. The parties shall use their best efforts to satisfy timely their respective obligations described in this Agreement.

3.2    Material Inducement. The Sellers acknowledge that the Purchasers are relying on the representations and covenants made by the Sellers in this Agreement and that the representations and covenants contained in this Agreement constitute a material inducement to the Purchasers to purchase to the Shares. The Sellers further acknowledge that without such representations and covenants of the Sellers, the Purchasers would not have purchased the Shares.

ARTICLE 4

CLOSING

4.1    On the Closing Date, the Sellers shall deliver or cause to be delivered to the Purchasers the following:

a.    This Agreement duly executed by the Sellers; and

b.    The Shares in certificated form with a valid stock power transferring said shares to Purchasers.

4.2    On or prior to the Closing Date, the Purchasers shall deliver or cause to be delivered to the Sellers the following:

a.    This Agreement duly executed by the Purchasers; and

b.    The Purchase Price.

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ARTICLE 5

MISCELLANEOUS

5.1    No Waiver. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

5.2    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto or via e-mail to the e-mail address set forth on the signature pages attached hereto prior to 5:30 p.m. PST on such business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. PST on any business day, (c) the 2nd business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.3    Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

5.4    Entire Agreement. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

5.5    Construction. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. Unless otherwise indicated, all references to Articles are to this Agreement. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

5.6    Governing Law; Attorney’s Fees. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Los Angeles County, California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Los Angeles County, California for the adjudication of any dispute. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.7     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. Fax and PDF copies shall be considered originals for all purposes.

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[Signatures on following pages]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

“PURCHASERS”

/s/ Ning Liu

Big Name Group Co., Ltd.

By: Ning Liu

Title: President

/s/ Michael R. Dunn

Michael R. Dunn

/s/ Masuya Tomoe

Masuya Tomoe

/s/ Zhenyou Liu

Zhenyou Liu

/s/ Mark Oschman

Mark Oschman

/s/ Bob Crowson

Bob Crowson

/s/ Andrew Dunn

Andrew Dunn

/s/ Justin Scott

Justin Scott

“SELLERS”

FUTURE CONTINENTAL LIMITED,

a Republic of Seychelles entity

/s/ Jieru You

Name: Jieru You

Title: CEO

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Information for Notice:

Contact Person: Jieru You

Address: P.O. Box 1239 Offshore Incorporations Centre

Victoria Mahe, Republic of Seychelles

DISCOVER FUTURE LIMITED,

a Hong Kong entity

/s/ Yu Wang

Name: Yu Wang

Title: CEO

Information for Notice:

Contact Person: Yu Wang

Address: Hong Kong Trade Centre, 161-167 Des Voux Road

Central, Hong Kong

GLOBAL FUTURE DEVELOPMENT LIMITED,

a United Kingdom entity

/s/ Junfei Ren

Name: Junfei Ren

Title: CEO

Information for Notice:

Contact Person: Junfei Ren

Address: 41 Chalton Street

London NW1 1JD, United Kingdom

ACKNOWLEDGED BY ISSUER:

GLOBAL FUTURE CITY HOLDING INC.

By: /s/ Ning Liu

Ning Liu, President

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SCHEDULE 1

At Closing, the Sellers shall transfer 21,280,000 shares of Global Future City Holding Inc. to the Purchasers as follows:

o Big Name Group Co., Ltd.	1,235,906 shares of FTCY

o Michael R. Dunn	9,347,047 shares of FTCY

o Zhenyou Liu	350,000 shares of FTCY

o Masuya Tomoe	9,647,047 shares of FTCY

o Mark Oschman	300,000 shares of FTCY

o Bob Crowson	250,000 shares of FTCY

o Andrew Dunn	100,000 shares of FTCY

o Justin Scott	50,000 shares of FTCY

At Closing, the Purchasers shall transfer 100% of the shares of GMEL to the Sellers representing 100% of the issued and outstanding shares of GMEL as follows:

o Future Continental Limited	32.9% of GMEL

o Discover Future Limited	32.9% of GMEL

o Global Future Development Limited	34.2 % of GMEL

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